Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
14.	Commitments and contingencies

Leases

The Company leases office space under operating lease agreements with original terms ranging from 2 to 5 years. Rent expense amounted to $ 4,354 and $ 4,413 for the years ended December 31, 2018 and 2017, respectively. The Company’s lease obligations under non-cancellable operating leases are as follows:

Year ended December 31, 2018	Amount
Within 1 year	5,341
2 – 3 years	9,679
4 – 5 years	8,421
After 5 years	21,763

Total	45,204

Employment agreements

The Company has entered into employment agreements with certain key employees providing compensation guidelines for each employee. Pursuant to the terms of the employment agreements, the executives are generally entitled to receive compensation in the form of (i) an annual salary payable in cash on a monthly basis and (ii) a yearly bonus subject to the fulfillment of certain performance targets.

Tax, legal and other

The Company is involved in disputes arising from its ordinary course of business. Although the ultimate resolution on these matters cannot be reasonably estimated at this time, management does not believe that they will have a material adverse effect on the financial condition or results of operations of the Company.

As of December 31, 2018 the Company had accrued liabilities approximately $3,000 related to unasserted tax claims. The Company currently estimates unasserted possible losses related to matters for which it has not accrued liabilities, as they are not deemed probable and reasonably estimable, to be approximately $13,700. The Company evaluates the likelihood of probable and reasonably possible losses, if any, related to all known contingencies on an ongoing basis. As a result, future increases or decreases to its accrued liabilities may be necessary and will be recorded in the period when such amounts are determined to be probable and reasonably estimable.

Argentina

On June 28, 2017, the Sindicato Empleados de Comercio de Capital Federal (Union for Employees of the Commercial Sector in the City of Buenos Aires, or “SECCF”) filed a lawsuit against our Argentine subsidiary, in which SECCF is demanding the application of its collective labor agreement to all of the employees of the subsidiary. SECCF is demanding payment of approximately AR$18 million.

On April 19, 2018 SECCF filed a new claim, similar to the previous one, but against La Inc S.A. - an Argentine subsidiary company that had already been merged with Despegar.com.ar several months before. In this new claim, SECCF is demanding an amount equal to the 0.5% of the gross monthly salaries of La Inc’s employees for certain periods.

The Argentine subsidiary filed both responses in a timely manner, rejecting all the claims, with similar defenses. Although we believe Despegar.com.ar has meritorious defenses to this lawsuit, we cannot assure you what the ultimate outcome of this matter will be. The final resolution of these claims, which could take several years, is not likely to have a material effect on our financial position or results of operations.